CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Proguard Acquisition Corp. (the "Company"), on Form 10-QSB for the period ended March 31, 2007 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Frank Bauer, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to the Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                 /s/ Frank Bauer
                                 ----------------------
                                 Frank Bauer
                                 Chief Executive Officer

May 11, 2007




                             CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Proguard Acquisition Corp. (the "Company"), on Form 10-QSB for the period ended March 31, 2007 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I, Norman Becker, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to the Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the Company's Quarterly Report on Form 10-QSB for the three months ended March 31, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                 /s/ Norman Becker
                                 ----------------------
                                 Norman Becker
                                 Chief Financial Officer

May 11, 2007